Exhibit 99.1

ITEM 6.  SELECTED FINANCIAL DATA

         The following selected consolidated financial data at and for the years ended December 31, 1998, 1999, 2000, 2001 and 2002 have been derived from our audited annual Consolidated Financial Statements, except for the data under "Other Operating Data." The data set forth below should be read in conjunction with "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Consolidated Financial Statements included elsewhere in this Current Report on Form 8-K.

                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                                           -------------------------------
                                                               1998            1999         2000          2001         2002
                                                               ----            ----         ----          ----         ----
                                                                      (Dollars in millions, except per share data)
STATEMENT OF OPERATIONS DATA:
   Net sales.......................................       $      928     $       818   $      763    $      634   $      596
   Gross profit......................................            336             256          214           179          135
   Selling, administrative and other expenses........             99              84           84            75           76
   Restructuring charges (credit) (a)................             86              (6)           6            12            6
   Impairment loss on long-lived and other assets (b)             60              35            3            80           17
   Antitrust investigations and related lawsuits and
     claims (c)......................................              -               -            -            10            -
   Securities class action and stockholder derivative
     lawsuits (d)....................................              -              13           (1)            -            -
   Corporate realignment and related expenses (e)....              -               -            -             2            3
   Other income (expense), net (f)...................             20              (9)          20             1          (12)
   Interest expense..................................             73              84           75            60           60
   Provision for (benefit from) income taxes.........             27               1            2            14          (16)
   Income (loss) from continuing operations
     (a)(b)(c)(d)(e).................................            (40)             42           10           (89)         (19)
   Income from discontinued operations (less
     applicable income taxes expense)(g).............              3               -            -             2            1
                                                           ---------      ----------    ---------     ---------    ---------
   Net income (loss) (a)(b)(c)(d)(e)(f)(g)...........            (37)             42           10           (87)         (18)
     Basic income (loss) per common share:
          Income (loss) from continuing
          operations................................      $    (0.89)    $      0.94    $    0.22     $   (1.79)  $    (0.35)
          Income from discontinued operations.......            0.06               -            -          0.04         0.02
                                                           ---------      ----------    ---------     ---------    ---------
              Net income (loss)......................     $    (0.83)    $      0.94    $    0.22     $    1.75   $    (0.33)
                                                           ---------      ----------    ---------     ---------    ---------
              Weighted average common shares
                outstanding (in thousands)...........         44,972          45,114       45,224        49,720       55,942
                                                           ---------      ----------    ---------     ---------    ---------
     Diluted income (loss) per common share:
          Income (loss) from continuing
          operations................................      $    (0.89)    $      0.91   $     0.22    $    (1.79)  $    (0.35)
          Income from discontinued operations.......            0.06               -            -          0.04         0.02
                                                           ---------      ----------    ---------     ---------    ---------
              Net income (loss)......................     $    (0.83)    $      0.91   $     0.22    $    (1.75)  $    (0.33)
                                                           ---------      ----------    ---------     ---------    ---------
              Weighted average common shares
                outstanding (in thousands)...........         44,972          46,503       45,813        49,720       55,942
                                                           ---------      ----------    ---------     ---------    ---------
BALANCE SHEET DATA (AT PERIOD END):
   Cash and cash equivalents.........................     $       58     $        17   $       47    $       38   $       11
   Total assets......................................          1,137             933          908           797          859
   Short-term debt...................................             19               -            3             7           18
   Payments due within one year on long-term debt....             63              82           27             -            -
   Long-term debt carrying value.....................            722             640          705           631          699
   Fair value of hedged debt obligation..............              -               -            -             -            8
   Unamortized bond premium..........................              -               -            -             -            6
   Total debt........................................            804             722          735           638          731
   Other long-term obligations.......................            266             224          209           231          258
   Balance of reserve for antitrust investigations,
     lawsuits and claims.............................            195             131          107           101           98

                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                                           -------------------------------
                                                               1998            1999         2000          2001         2002
                                                               ----            ----         ----          ----         ----
                                                                      (Dollars in millions, except per share data)

   Other long term obligations (excluding the
     reserve for antitrust investigations, lawsuits
     and claims) (h).................................            149             120          126           132          163
   Stockholders' equity (deficit)....................           (287)           (293)        (316)         (332)        (381)
   Working capital...................................            198             101           99           112          115

OTHER FINANCIAL DATA:
   Gross profit margin...............................           36.3%           31.3%        28.1%         28.2%        22.7%
   Depreciation and amortization.....................     $       50    $         44   $       42    $       35   $       28
   Capital expenditures..............................             52              56           52            40           50
   Net cash provided by (used in) operating activities
     from continuing operations......................            (29)             77           92            14          (60)
   Net cash provided by (used in) operating
     activities from discontinued operations.........              -               3            2             3            -
   Net cash provided by (used in) operating
     activities......................................            (29)             80           94            17          (60)
   Cash flow used in investing activities............            (31)            (39)         (50)          (39)         (50)
   Cash flow provided by (used in) financing activities           62             (80)         (13)           15           79

OTHER OPERATING DATA:
   Ratio of earnings to fixed charges (i)............              -            1.55x        1.20x            -            -
   Quantity of graphite electrodes sold
         (thousands of metric tons)..................            211             206          217           174          180

----------------------

(a) For 1998, represents a charge in connection with closing graphite electrode operations in Canada and Germany and the consolidation of certain corporate administrative offices. These costs consisted primarily of severance, write-offs of fixed assets and environmental and other shutdown costs. For 1999, represents a net reduction in the estimate of shutdown costs recorded in 1998. For 2000, represents a $2 million charge in connection with the restructuring of our advanced graphite materials business and a $4 million charge in connection with a corporate restructuring involving a workforce reduction. These costs consisted primarily of severance. For 2001, represents a $7 million charge in connection with the closure of graphite electrode manufacturing operations in Tennessee and coal calcining operations in New York and relocation of corporate headquarters, which consisted primarily of severance, and a $5 million charge in connection with the mothballing of graphite electrode operations in Italy, which consisted primarily of shutdown costs. For 2002, represents a net increase in the estimate of costs in connection with the mothballing of our graphite electrode operations in Italy. These costs consisted primarily of severance.

(b) For 1998, represents impairment loss on long-lived Russian assets. For 1999, represents impairment loss on long-lived advanced graphite materials assets. For 2000, represents impairment loss on long-lived cathode assets. For 2001, represents a $51 million impairment loss related to long-lived graphite electrode assets in Tennessee, a $1 million impairment loss related to long-lived coal calcining assets in New York, a $1 million impairment loss related to long-lived advanced graphite materials assets, a $24 million impairment loss related to long-lived graphite electrode assets in Italy and a $3 million impairment loss related to available-for-sale securities. For 2002, represents a $12 million impairment loss related to long-lived carbon electrode assets in Tennessee, a $2 million impairment loss related to available-for-sale securities, and a $3 million related to our joint venture with Jilin in China.

(c) Represents additional estimated potential liabilities and expenses in connection with antitrust investigations and related lawsuits and claims.

(d) Represents estimated liabilities and expenses in connection with securities class action and stockholder derivative lawsuits, $1 million of which was reversed in 2000.

(e) Represents costs in connection with a corporate realignment of our subsidiaries.


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


(f) Other income (expense), net, includes the following: (i) For 1998, $12 million represents write-off of capitalized bank fees and other costs resulting from early extinguishment of debt in connection with a debt refinancing; (ii) For 2000, $21 million represents write-off of capitalized bank fees and other costs resulting from early extinguishment of debt in connection with a debt recapitalization; (iii) For 2002, $21 million represents gains from currency translation on intercompany loans and translation of financial statements of foreign subsidiaries which use the dollar as their functional currency; offset, among others, by $4 million write-off of capitalized bank fees and other costs in connection with our retirement of debt and issuance of senior notes.

(g) Income from discontinued operations (less applicable income taxes expense) represents the income of our composite tooling business that was sold in the 2003 second quarter.

(h) Represents pension, post-retirement and related benefits, employee severance liabilities and miscellaneous other long-term obligations.

(i) The ratio of earnings to fixed charges has been computed by dividing (i) earnings before income taxes, plus fixed charges (excluding capitalized interest) and amortization of capitalized interest by (ii) fixed charges, which consist of interest charges (including capitalized interest) plus the portion of rental expense that includes an interest factor. Earnings were insufficient to cover fixed charges by $11 million in 1998, by $72 million in 2001 and by $32 million in 2002 due to, among other things, restructuring charges and impairment losses on long-lived and other assets.


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


         The following quarterly selected consolidated financial data have been derived from the quarterly unaudited Consolidated Financial Statements. The data set forth below should be read in conjunction with "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Consolidated Financial Statements included elsewhere in this Current Report on Form 8-K.

                                                       FIRST         SECOND           THIRD        FOURTH
                                                      QUARTER        QUARTER         QUARTER       QUARTER
                                                      -------        -------         -------       -------
                                                           (Dollars in millions, except per share data)

2001:
    Net sales..............................        $    167       $      165       $     153       $   149
    Gross profit...........................              48               50              42            39
    Income (loss) from continuing
       operations..........................               3              (40)              4           (56)
    Income from discontinued operations
       (less applicable income tax expense)               -                1               -             1
                                                    -------        ---------        --------        ------
    Net income (loss) (a)(b)...............               3              (39)              4           (55)

Basic income (loss) per common share:
    Income (loss) from continuing
       operations..........................       $    0.07      $     (0.88)      $    0.07       $ (1.00)
    Income from discontinued operations....               -             0.01               -          0.02
                                                    -------        ---------        --------        ------
    Net income (loss) per share............       $    0.07      $     (0.87)      $    0.07       $ (0.98)
                                                    -------        ---------        --------        ------
Diluted income (loss) per common share:
    Income (loss) from continuing
       operations..........................       $    0.07      $     (0.88)      $    0.07       $ (1.00)
    Income from discontinued operations....               -             0.01               -          0.02
                                                    -------        ---------        --------        ------
    Net income (loss) per share............       $    0.07      $     (0.87)      $    0.07      $  (0.98)
                                                    -------        ---------        --------        ------

2002:
    Net sales..............................       $     133       $      157       $     150       $   156
    Gross profit...........................              30               35              33            37
    Income (loss) from continuing
       operations..........................              (5)              (7)             (5)           (2)
    Income from discontinued operations
       (less applicable income taxes
       expense)............................               1                -               -             -
                                                    -------        ---------        --------        ------
    Net income (loss) (c)(d)(e)(f).........       $      (4)       $      (7)      $      (5)      $    (2)
                                                    =======        =========        ========        ======
Basic income (loss) per common share:
    Income (loss) from continuing
       operations..........................       $   (0.08)       $   (0.15)       $  (0.09)      $ (0.04)
    Income discontinued operations.........            0.02             0.01            0.01             -
                                                    -------        ---------        --------        ------
    Net income (loss) per share............       $   (0.06)       $   (0.14)       $  (0.08)      $ (0.04)
                                                    -------        ---------        --------        ------
Diluted income (loss) per common share:
    Income (loss) from continuing
       operations..........................       $   (0.08)       $   (0.15)       $  (0.09)      $ (0.04)
    Income from discontinued operations....            0.02             0.01            0.01             -
                                                    -------        ---------        --------        ------
    Net income (loss) per share............       $   (0.06)       $   (0.14)       $  (0.08)      $ (0.04)
                                                    =======        =========        ========        ======

----------------------

(a) The 2001 second quarter includes a restructuring charge of $5 million related to U.S. graphite electrode operations, a charge of $53 million related to the impairment of long-lived U.S. graphite electrode and coal calcining assets, and a charge of $10 million related to antitrust investigations and related lawsuits and claims.

(b) The 2001 fourth quarter includes a restructuring charge of $7 million related primarily to Italian graphite electrode assets, a charge of $24 million related to the impairment of long-lived Italian graphite electrode assets, a $3 million charge related to the impairment of available-for-sale securities, and a $29 million charge related to adjustments made in connection with the capitalization of foreign tax credits to investment in affiliates as well as settlement of audits and adjustments to reserves.

(c) The 2002 first quarter includes a restructuring charge of $5 million related primarily to the mothballing of Italian graphite electrode operations.

(d) The 2002 second quarter includes a $12 million charge related to the impairment of long-lived U.S. carbon electrode assets and a $1 million charge related to impairment of available-for-sale securities.

(e) The 2002 third quarter includes a $1 million charge related to the impairment of available-for-sale securities.

(f) The 2002 fourth quarter includes a $3 million charge related to the impairment of our joint venture with Jilin in China and an additional $1 million restructuring charge related to the mothballing of Italian graphite electrode operations.




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